UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 13, 2007

HIRERIGHT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33613	33-0465016
(State or other jurisdiction of	(Commission file number)	(IRS employer identification no.)
incorporation or organization)

5151 California Avenue, Irvine, CA 92617
www.hireright.com
(Address of principal executive offices)

(949) 428-5800
(Telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On September 13, 2007, the Company issued a news release reporting the financial results of the Company for its second quarter ended June 30, 2007.  This was the Company’s first quarterly earnings release after its recent initial public offering of common stock.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The foregoing information in this Current Report, including the related exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The foregoing information in this Current Report, including the related exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
99.1	News Release of the Company Regarding Second Quarter Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRERIGHT, INC.,
a Delaware corporation

Date: September 13, 2007	By:	/s/ Eric J. Boden
Eric J. Boden
Chief Executive Officer